UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 13, 2009

CareFusion Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34273	26-4123274
(Commission File Number)	(IRS Employer Identification Number)

3750 Torrey View Court, San Diego, California 92130

(Address of Principal Executive Offices, Including Zip Code)

(858) 617-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed, on August 31, 2009, Cardinal Health, Inc. (“Cardinal Health”) completed the spinoff of CareFusion Corporation (“CareFusion” or the “Company”) through a pro rata distribution to Cardinal Health shareholders of approximately 81% of the Company’s outstanding common stock. In connection with the spinoff, Cardinal Health retained certain lines of business that manufacture and sell surgical and exam gloves, drapes and apparel and fluid management products in the U.S. markets and that were historically managed by CareFusion prior to the spinoff, which were part of the clinical and medical products businesses of Cardinal Health.

For the fiscal year ended June 30, 2009, these businesses were reported in the Company’s financial statements on an as-managed basis. In connection with the spinoff, effective as of August 31, 2009, these businesses have been reclassified by the Company as discontinued operations. In addition, as disclosed in CareFusion’s Quarterly Report on Form 10-Q for the period ended September 30, 2009, the Company committed to a plan to dispose its Audiology business during the quarter ended September 30, 2009, and subsequently sold the business on October 1, 2009. As a result, this business has been reclassified by the Company as discontinued operations.

This current report on Form 8-K is filed in order to disclose the effect of these reclassifications on certain financial information included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2009 (the “Form 10-K”), namely Selected Historical Condensed Combined Financial Data (attached as Exhibit 99.1), Management’s Discussion and Analysis of Financial Condition and Results of Operations (attached as Exhibit 99.2), the Combined Financial Statements and Notes thereto and Financial Statement Schedule -Valuation and Qualifying Accounts (attached as Exhibit 99.3). This information should be read in conjunction with the portions of the Form 10-K that are not subject to the foregoing changes, as well as the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2009. In addition, the Company has provided supplemental financial information (attached as Exhibit 99.4) that reflects these reclassifications on the Company’s quarterly financial information for each of the quarters in the year ended June 30, 2009.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

23	Consent of Independent Registered Public Accounting Firm.*

99.1	Selected Historical Condensed Combined Financial Data.*

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.*

99.3	Combined Financial Statements as of June 30, 2009 and 2008, and for Each of the Three Years in the Period Ended June 30, 2009, including Notes thereto and Financial Statement Schedule — Valuation and Qualifying Accounts.*

99.4	Supplemental quarterly financial information for each of the quarters in the year ended June 30, 2009.*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareFusion Corporation (Registrant)
Date: November 13, 2009	By:	/S/ JOAN STAFSLIEN
	Name:	Joan Stafslien
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23	Consent of Independent Registered Public Accounting Firm.*

99.1	Selected Historical Condensed Combined Financial Data.*

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.*

99.3	Combined Financial Statements as of June 30, 2009 and 2008, and for Each of the Three Years in the Period Ended June 30, 2009, including Notes thereto and Financial Statement Schedule — Valuation and Qualifying Accounts.*

99.4	Supplemental quarterly financial information for each of the quarters in the year ended June 30, 2009 *

*	Filed herewith.